UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2017

MVC CAPITAL, INC.
(the “Fund”)
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00201	943346760
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

287 Bowman Avenue, 2nd Floor Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 701-0310

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of Sale of U.S. Gas & Electric

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by MVC Capital, Inc. (“MVC”) on June 1, 2017, U.S. Gas & Electric, Inc. (“USG&E”), MVC and James B. Wiser entered into a merger agreement with the Crius Energy Trust (“Crius”), Crius Solar Fulfillment LLC, Verengo, Inc. and Mace Merger Sub., Inc. (the “Merger Agreement”) on May 30, 2017.  On July 5, 2017, pursuant to the terms and conditions of the Merger Agreement, Mace Merger Sub., Inc. was merged with and into USG&E (the “Merger”) with USG&E surviving as a wholly owned indirect subsidiary of Crius.

In connection with the Merger, MVC received gross consideration for its investment in USG&E valued at $128.1 million, including $11.0 million for the repayment of its two outstanding loans from  MVC.  The fair value of the consideration received by MVC for its equity investment in USG&E is $116.4 million (excluding any illiquidity discount for the securities received) in comparison to the last publicly reported fair value of $89.4 million, as of April 30, 2017. As a result of the gross consideration received, MVC anticipates a realized gain of $115.9 million, excluding all fees and distributions received since its initial investment in 2007.  The $116.4 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units (currently yielding 7.5%) valued at approximately $25.9 million.1

The foregoing description of the Merger Agreement and transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is incorporated by reference to Exhibit 2.1 to MVC’s Current Report on Form 8-K filed on June 1, 2017.

The Merger Agreement has been incorporated by reference to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about MVC, USG&E, Crius or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement: (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Merger Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of MVC, USG&E, Crius or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MVC’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MVC that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

1 Based upon the closing price for Crius trust units on July 5, 2017 and the prevailing currency exchange rate on such date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1        Agreement and Plan of Merger by and among Verengo, Inc., Mace Merger Sub., Inc., U.S. Gas & Electric, Inc., MVC Capital, Inc., James B. Wiser, Crius Energy Trust, and Crius Solar Fulfillment, LLC dated as of May 30, 2017 (incorporated by reference to exhibit 2.1 to MVC’s Current Report on Form 8-K filed on June 1, 2017).

Additional Information

Pursuant to the Merger Agreement, in connection with the Sale, Crius has filed with the Toronto Securities Exchange (“TXS”) a short form prospectus, as well as other relevant documents concerning the Crius transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS, INCLUDING THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRIUS, USG&E, THE CRIUS TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain these materials and other documents filed with the TXS free of charge at the Canadian Securities Administrators website, www.sedar.com.  In addition, additional information regarding the Crius units may be obtained free of charge by accessing Crius’ website at www.criusenergytrust.ca, and documents filed with the SEC by MVC may be obtained free of charge by accessing MVC’s website at www.mvccapital.com.  Shareholders may also read and copy any reports, statements and other information filed by MVC with the SEC at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification or exemption under the securities laws of such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC Capital, Inc.

Date: July 6, 2017	By:	/s/	Michael Tokarz
Name: Michael Tokarz
Title: Chairman

INDEX TO EXHIBITS

Exhibits

2.1
Agreement and Plan of Merger by and among Verengo, Inc., Mace Merger Sub., Inc., U.S. Gas & Electric, Inc., MVC Capital, Inc., James B. Wiser, Crius Energy Trust, and Crius Solar Fulfillment, LLC dated as of May 30, 2017 (incorporated by reference to exhibit 2.1 to MVC’s Current Report on Form 8-K filed on June 1, 2017).